UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2025
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-42002	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5846 Crossings Boulevard
Antioch, Tennessee		37013
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (615) 781-5200

N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
4.125% Notes due 2031	LKQ31	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on May 7, 2025. The final results on each of the matters submitted to a vote of the security holders were as follows:
1.The election of 11 directors to terms ending in 2026. The nominees for directors were elected based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Patrick Berard	225,700,526	10,116,314	53,391	8,915,663
Andrew C. Clarke	232,289,645	3,543,721	36,865	8,915,663
Meg A. Divitto	227,706,673	8,022,608	140,950	8,915,663
Sue Gove	234,346,065	1,486,646	37,520	8,915,663
Justin L. Jude	234,379,284	1,451,922	39,025	8,915,663
John W. Mendel	226,402,861	9,430,644	36,726	8,915,663
James S. Metcalf	232,830,426	2,984,285	55,520	8,915,663
Jody G. Miller	206,418,802	29,413,386	38,043	8,915,663
Michael Powell	233,878,896	1,954,653	36,682	8,915,663
Guhan Subramanian	226,130,841	9,697,250	42,140	8,915,663
Xavier Urbain	234,419,825	1,408,565	41,841	8,915,663

2.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2025. The appointment of Deloitte & Touche LLP was ratified pursuant to the following votes:

Votes For:	223,250,767
Votes Against:	21,300,872
Abstentions:	234,255
3.An advisory vote on the compensation of our named executive officers. The compensation of our named executive officers was approved pursuant to the following votes:

Votes For:	223,117,358
Votes Against:	12,460,880
Abstentions:	291,993
Broker Non-Votes:	8,915,663
4.An advisory vote on a shareholder proposal to give shareholders the ability to call for a special shareholder meeting at a 10% ownership threshold was approved pursuant to the following votes:

Votes For:	196,280,923
Votes Against:	34,955,255
Abstentions:	4,634,053
Broker Non-Votes:	8,915,663

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 8, 2025

LKQ CORPORATION

By:	/s/ Matthew J. McKay
Matthew J. McKay
Senior Vice President, General Counsel and Corporate Secretary